UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 3, 2025

McDONALD’S CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 North Carpenter Street
Chicago, Illinois
(Address of Principal Executive Offices)
60607
(Zip Code)

(630) 623-3000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MCD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01. Other Events.

On March 3, 2025, McDonald’s Corporation (the “Company”) issued $600,000,000 of its 4.600% Medium-Term Notes due 2030 (the “2030 Notes”) and $900,000,000 of its 4.950% Medium-Term Notes due 2035 (the “2035 Notes” and, together with the 2030 Notes, the “Notes”). The Notes were issued pursuant to the Company’s medium-term notes program, as set forth in the Company’s Registration Statement on Form S-3 (Registration No. 333-281501), filed with the Securities and Exchange Commission on August 12, 2024, the related prospectus and prospectus supplement, each dated August 12, 2024, and Pricing Supplement No. 1 (relating to the 2030 Notes) and Pricing Supplement No. 2 (relating to the 2035 Notes), each dated February 26, 2025.

A copy of the legal opinion of the Company’s Executive Vice President, Global Chief Legal Officer relating to the legality of the Notes is filed as Exhibit 5 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

5.1	Opinion of Desiree Ralls-Morrison, Executive Vice President, Global Chief Legal Officer of McDonald’s Corporation.
23.1	Consent of Desiree Ralls-Morrison, Executive Vice President, Global Chief Legal Officer of McDonald’s Corporation (included in the opinion filed as Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD’S CORPORATION
(Registrant)

Date:	March 4, 2025	By:	/s/ Jeffrey J. Pochowicz
Jeffrey J. Pochowicz Vice President – Associate General Counsel and Corporate Secretary